Exhibit 99.1

Myomo Provides Highlights of Today’s Investor & Analyst Day Event

Senior executives to provide an in-depth review of the Company’s business model and discuss long-range aspirational financial metrics

BURLINGTON, Mass. (June 18, 2025) – Myomo, Inc. (NYSE American: MYO) (“Myomo” or the “Company”), a wearable medical robotics company that offers increased functionality for those suffering from neurological disorders and upper-limb paralysis, will host an Investor & Analyst Day event today from 10 a.m. to 3 p.m. Eastern time during which management will provide an in-depth review of the Company’s business model, provide a tour of its new headquarters and manufacturing facility and discuss long-range aspirational financial metrics. A live and archived webcast of the event is available here.

To be held in Burlington, Mass. and virtually, highlights include the following:

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As reported during the Company’s Q1 2025 financial results conference call, lead generation has recovered from the challenges faced early in first quarter;
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Management believes that the population of prospective MyoPro® patients remains largely untapped, and that the Company is not reaching a saturation point with its advertising;
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Historical data will be presented showing that roughly half of pipeline adds come from leads that were generated one year or more ago;
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Management will review efforts to improve Medicare Advantage reimbursement, including increasing success at winning appeals on behalf of patients;
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Management will share that more than 27 million lives are covered by private payer contracts that have been executed or are in the process of being executed;
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Participants will view a telehealth evaluation for a potential MyoPro candidate;
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Participants will also experience a live demonstration of electromyogram signal capture and see how the MyoPro can improve a patient’s ability to live independently;
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Management will present its roadmap for product enhancements, new product introductions and sustaining engineering projects;
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In-person participants will be given a tour of the Company’s manufacturing operations while virtual participants will view a similar pre-recorded tour;
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Management will discuss plans to increase manufacturing capacity, highlighting that existing manufacturing space plus new space expected to become available in July is sufficient to produce 250 MyoPros per month;
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Management will review projects to reduce cost of goods that are expected to generate approximately 200 basis points of gross margin improvement on a quarterly basis by the end of 2026;

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Several third-party orthotics and prosthetics (“O&P”) providers will discuss their plans to provide the MyoPro to their patients;
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Management will present a long-range financial model, with the goal of $100 million in annual revenue by 2028. Elements of the aspirational model to be discussed include:
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$15 million of annual International revenue by 2028
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$20 million of annual O&P channel revenue by 2028
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Gross margin in the range of 70% to 72%
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EBITDA margin in the range of 15% to 20%
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Cash flow breakeven at quarterly revenue of $17 million to $18 million

About Myomo

Myomo, Inc. is a wearable medical robotics company that offers improved arm and hand function for those suffering from neurological disorders and upper-limb paralysis. Myomo develops and markets the MyoPro product line. MyoPro is a powered upper-limb orthosis designed to support the arm and restore function to the weakened or paralyzed arms of certain patients suffering from CVA stroke, brachial plexus injury, traumatic brain or spinal cord injury or other neuromuscular disease or injury. It is currently the only marketed device in the U.S. that, sensing a patient’s own EMG signals through non-invasive sensors on the arm, can restore an individual’s ability to perform activities of daily living, including feeding themselves, carrying objects and doing household tasks. Many are able to return to work, live independently and reduce their cost of care. Myomo is headquartered in Burlington, Massachusetts, with sales and clinical professionals across the U.S. and representatives internationally. For more information, please visit www.myomo.com.

Forward-Looking Statements

This press release contains forward-looking statements regarding the Company’s future business expectations, including expectations that lead generation had recovered from challenges in the first quarter, that the Company was not reaching a saturation point in its advertising, that the Company was experiencing increasing success in its payer appeals efforts, that contracts had been executed in in the process of being executed which cover more than 27 million lives, that it has sufficient manufacturing capacity to produce 250 MyoPros per month, that it could generate 200 basis point of gross margin improvement on a quarterly basis from cost reduction projects by the end of 2026, that the Company’s aspiration is to achieve $15 million in annual International revenue by 2028, that the Company’s aspiration is to achieve $20 million in O&P channel revenue by 2028, that the Company’s aspiration is to achieve $100 million in annual revenue by 2028, with gross margin from 70% to 72%, EBITDA margin from 15% to 20%, and cash flow breakeven revenue of $17 million to $18 million on a quarterly basis, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors.

These factors include, among other things:

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our ability to obtain sufficient reimbursement from third-party payers for our products;
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our revenue concentration with Medicare and with a particular insurance payer as a result of focusing our efforts on patients with insurers who have previously reimbursed for the MyoPro;
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our ability to continue normal operations and patient interactions without supply chain disruption in order to deliver and fit our custom-fabricated devices;

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our marketing and commercialization efforts;
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our dependence upon external sources for the financing of our operations, to the extent that we do not achieve or maintain cash flow breakeven;
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our ability to obtain and maintain our strategic collaborations and to realize the intended results of such collaborations;
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our ability to effectively execute our business plan and scale up our operations;
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our ability to remediate the material weakness in our internal control over financial reporting;
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our expectations as to our product development programs, including improving our existing products and developing new products;
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our ability to maintain and grow our reputation and to achieve and maintain the market acceptance of our products;
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our expectations as to our clinical research program and clinical results;
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our ability to maintain adequate protection of our intellectual property and to avoid violation of the intellectual property rights of others;
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our ability to gain and maintain regulatory approvals;
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our ability to compete and succeed in a highly competitive and evolving industry; and
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general market, economic, environmental and social factors that may affect the evaluation, fitting, delivery and sale of our products to patients.

More information about these and other factors that potentially could affect our financial results is included in Myomo’s filings with the Securities and Exchange Commission, including those contained in the risk factors section of the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Although the forward-looking statements in this release of financial information are based on our beliefs, assumptions and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained, or that deviations from them will not be material or adverse. The Company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Contacts:

Myomo

ir@myomo.com

Alliance Advisors IR

Tirth T. Patel

tpatel@allianceadvisors.com

212-201-6614

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